UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 29, 2025, SEACOR Marine Holdings Inc. (the “Company”), through two wholly-owned subsidiaries, Falcon Global Jill LLC (“FG Jill LLC”) and Falcon Global Robert LLC (“FG Robert LLC” and, together with FG Jill LLC, the “Sellers”), respectively, completed the sale of the U.S. flag liftboat L/B Jill and the U.S. flag liftboat L/B Robert (together, the “Liftboat Sales”) pursuant to memorandum of agreements entered into on August 6, 2025 with JAD Construction Limited (the “Buyer”). At closing, the Buyer paid the Sellers an aggregate purchase price of $76.0 million for the Liftboat Sales, comprised of $45.0 million for the L/B Jill and $31.0 million for the L/B Robert. After deducting transaction costs and expenses, the Company received net cash proceeds of approximately $75.1 million. In addition, concurrently with the closing of the Liftboat Sales, the Buyer purchased from the Company certain uninstalled vessel equipment for an aggregate purchase price of approximately $1.0 million (the “Equipment Sale”).

The unaudited pro forma financial information of the Company giving effect to the Liftboat Sales and the Equipment Sale, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

Unaudited pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

October 3, 2025	By:	/s/ Andrew H. Everett II

Name: Andrew H. Everett II
Title: Senior Vice President, General Counsel and Secretary